UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2009
CHROMCRAFT REVINGTON, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (765) 807-2640
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On October 9, 2009, John R. Hesse and Craig R. Stokely notified the board of directors of Chromcraft Revington, Inc. (the “Company”) of their respective decisions to retire as directors of the Company, effective December 31, 2009.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 9, 2009, the board of directors of the Company approved an amendment to Section 2 of Article III of the Company’s By-Laws to reduce the number of directors of the Company from seven to five. The amendment is effective as of December 31, 2009. The board of directors determined that it was appropriate to decrease the size of the board given the Company’s current size, as well as to reduce costs.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
3.2	By-Laws of Chromcraft Revington, Inc., as amended effective December 31, 2009
* * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2009

CHROMCRAFT REVINGTON, INC.

	By:	/s/ Myron D. Hamas

Myron D. Hamas
Vice President-Finance

EXHIBIT INDEX

Exhibit
Number	Description

3.2	By-Laws of Chromcraft Revington, Inc., as amended effective December 31, 2009

4